AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$34,088	$39,051	(12.7)%	$146,391	$152,767	(4.2)%
Equipment	6,870	6,640	3.5%	22,473	18,993	18.3%
Total Operating Revenues	40,958	45,691	(10.4)%	168,864	171,760	(1.7)%

Operating Expenses
Cost of revenues
Equipment	7,454	7,084	5.2%	23,778	19,706	20.7%
Broadcast, programming and operations	4,906	7,750	(36.7)%	24,797	27,305	(9.2)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	7,435	8,076	(7.9)%	31,232	32,909	(5.1)%
Selling, general and administrative	9,994	10,182	(1.8)%	37,944	38,039	(0.2)%
Asset impairments and abandonments	188	16,365	(98.9)%	4,904	18,880	(74.0)%
Depreciation and amortization	5,673	6,979	(18.7)%	22,862	28,516	(19.8)%
Total Operating Expenses	35,650	56,436	(36.8)%	145,517	165,355	(12.0)%
Operating Income (Loss)	5,308	(10,745)	—%	23,347	6,405	—%
Interest Expense	1,663	1,894	(12.2)%	6,884	7,925	(13.1)%
Equity in Net Income of Affiliates	447	106	—%	631	95	—%
Other Income (Expense) — Net	2,354	(3,020)	—%	9,853	(1,431)	—%
Income (Loss) Before Income Taxes	6,446	(15,553)	—%	26,947	(2,856)	—%
Income Tax (Benefit) Expense	1,056	(2,038)	—%	5,468	965	—%
Net Income (Loss)	5,390	(13,515)	—%	21,479	(3,821)	—%
Less: Net Income Attributable to Noncontrolling Interest	(347)	(368)	5.7%	(1,398)	(1,355)	(3.2)%
Net Income (Loss) Attributable to AT&T	$5,043	$(13,883)	—%	$20,081	$(5,176)	—%
Less: Preferred Stock Dividends	(51)	(55)	7.3%	(207)	(193)	(7.3)%
Net Income (Loss) Attributable to Common Stock	$4,992	$(13,938)	—%	$19,874	$(5,369)	—%

Basic Earnings Per Share Attributable to Common Stock	$0.69	$(1.95)	—%	$2.77	$(0.75)	—%
Weighted Average Common Shares Outstanding (000,000)	7,172	7,150	0.3%	7,168	7,157	0.2%
Diluted Earnings Per Share Attributable to Common Stock	$0.69	$(1.95)	—%	$2.76	$(0.75)	—%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,204	7,176	0.4%	7,199	7,183	0.2%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2021	2020
Assets
Current Assets
Cash and cash equivalents	$21,169	$9,740
Accounts receivable – net of related allowance for credit loss of $771 and $1,221	17,571	20,215
Inventories	3,464	3,695
Prepaid and other current assets	17,793	18,358
Total current assets	59,997	52,008
Noncurrent Inventories and Theatrical Film and Television Production Costs	18,983	14,752
Property, Plant and Equipment – Net	125,904	127,315
Goodwill	133,223	135,259
Licenses – Net	113,830	93,840
Trademarks and Trade Names – Net	21,938	23,297
Distribution Networks – Net	11,942	13,793
Other Intangible Assets – Net	11,783	15,386
Investments in and Advances to Equity Affiliates	7,274	1,780
Operating Lease Right-Of-Use Assets	24,180	24,714
Other Assets	22,568	23,617
Total Assets	$551,622	$525,761
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$24,630	$3,470
Note payable to DIRECTV	1,245	—
Accounts payable and accrued liabilities	50,661	50,051
Advanced billings and customer deposits	5,303	6,176
Dividends payable	3,749	3,741
Total current liabilities	85,588	63,438
Long-Term Debt	152,724	153,775
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	64,871	60,472
Postemployment benefit obligation	12,649	18,276
Operating lease liabilities	21,261	22,202
Other noncurrent liabilities	30,578	28,358
Noncurrent portion of note payable to DIRECTV	96	—
Total deferred credits and other noncurrent liabilities	129,455	129,308
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	130,112	130,175
Retained earnings	42,350	37,457
Treasury stock	(17,280)	(17,910)
Accumulated other comprehensive income	3,529	4,330
Noncontrolling interest	17,523	17,567
Total stockholders’ equity	183,855	179,240
Total Liabilities and Stockholders’ Equity	$551,622	$525,761

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2021	2020
Operating Activities
Net income (loss)	$21,479	$(3,821)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	22,862	28,516
Amortization of film and television costs	11,006	8,603
Distributed (undistributed) earnings from investments in equity affiliates	184	38
Provision for uncollectible accounts	1,240	1,972
Deferred income tax expense	5,246	1,675
Net (gain) loss on investments, net of impairments	(927)	(742)
Pension and postretirement benefit expense (credit)	(3,848)	(2,992)
Actuarial (gain) loss on pension and postretirement benefits	(4,140)	4,169
Asset impairments and abandonments	4,904	18,880
Changes in operating assets and liabilities:
Receivables	(634)	2,216
Other current assets, inventories and theatrical film and television production costs	(16,472)	(13,070)
Accounts payable and other accrued liabilities	1,636	(1,410)
Equipment installment receivables and related sales	(265)	(1,429)
Deferred customer contract acquisition and fulfillment costs	52	376
Postretirement claims and contributions	(822)	(985)
Other - net	456	1,134
Total adjustments	20,478	46,951
Net Cash Provided by Operating Activities	41,957	43,130

Investing Activities
Capital expenditures	(16,527)	(15,675)
Acquisitions, net of cash acquired	(25,453)	(1,851)
Dispositions	8,740	3,641
Distributions from DIRECTV in excess of cumulative equity in earnings	1,323	—
Other - net	(172)	337
Net Cash Used in Investing Activities	(32,089)	(13,548)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	1,316	(17)
Issuance of other short-term borrowings	21,856	9,440
Repayment of other short-term borrowings	(7,510)	(9,467)
Issuance of long-term debt	9,931	31,988
Repayment of long-term debt	(3,142)	(39,964)
Note payable to DIRECTV, net of payments of $459	1,341	—
Payment of vendor financing	(4,596)	(2,966)
Issuance of preferred stock	—	3,869
Purchase of treasury stock	(202)	(5,498)
Issuance of treasury stock	96	105
Issuance of preferred interests in subsidiaries	—	1,979
Redemption of preferred interest in subsidiaries	—	(1,950)
Dividends paid	(15,068)	(14,956)
Other - net	(2,444)	(4,570)
Net Cash Provided by (Used in) Financing Activities	1,578	(32,007)
Net increase (decrease) in cash and cash equivalents and restricted cash	11,446	(2,425)
Cash and cash equivalents and restricted cash beginning of year	9,870	12,295
Cash and Cash Equivalents and Restricted Cash End of Year	$21,316	$9,870

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended			Percent
	2021	2020	Change	2021	2020		Change
Capital expenditures
Purchase of property and equipment	$3,790	$2,361	60.5%	$16,354	$15,552		5.2%
Interest during construction	41	31	32.3%	173	123		40.7%
Total Capital Expenditures	$3,831	$2,392	60.2%	$16,527	$15,675		5.4%

Acquisition, net of cash acquired
Business acquisitions	$—	$85	—%	$—	$238		—%
Spectrum acquisitions	1,655	551	—%	24,672	1,613		—%
Interest during construction - spectrum	265	—	—%	781	—		—%
Total Acquisitions	$1,920	$636	—%	$25,453	$1,851		—%

Cash Paid for Programming and Produced Film/TV Content	$4,602	$4,617	(0.3)%	$19,164	$14,898		28.6%

Dividends Declared per Common Share	$0.52	$0.52	—%	$2.08	$2.08		—%

End of Period Common Shares Outstanding (000,000)				7,141	7,126		0.2%
Debt Ratio				49.1%	46.7%	240	BP
Total Employees				202,600	230,760		(12.2)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove the Video business, instead reporting those results in Corporate and Other.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Mobility	$21,146	$20,119	5.1%	$78,254	$72,564	7.8%
Business Wireline	5,901	6,251	(5.6)%	23,937	25,083	(4.6)%
Consumer Wireline	3,159	3,116	1.4%	12,539	12,318	1.8%
Total Segment Operating Revenues	30,206	29,486	2.4%	114,730	109,965	4.3%

Segment Operating Contribution
Mobility	5,353	5,088	5.2%	23,312	22,372	4.2%
Business Wireline	897	997	(10.0)%	3,990	4,564	(12.6)%
Consumer Wireline	201	275	(26.9)%	977	1,377	(29.0)%
Total Segment Operating Contribution	$6,451	$6,360	1.4%	$28,279	$28,313	(0.1)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2021	2020	Change
Broadband Connections
Broadband				15,074	14,818	1.7%
DSL				430	566	(24.0)%
Total Broadband Connections				15,504	15,384	0.8%

Voice Connections
Retail Consumer Switched Access Lines				6,177	7,263	(15.0)%
U-verse Consumer VoIP Connections				3,333	3,816	(12.7)%
Total Retail Consumer Voice Connections				9,510	11,079	(14.2)%

	Fourth Quarter		Percent	Year Ended		Percent
	2021	2020	Change	2021	2020	Change
Broadband Net Additions
Broadband	24	57	(57.9)%	256	159	61.0%
DSL	(30)	(48)	37.5%	(136)	(164)	17.1%
Total Broadband Net Additions	(6)	9	—%	120	(5)	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$14,669	$14,022	4.6%	$57,590	$55,542	3.7%
Equipment	6,477	6,097	6.2%	20,664	17,022	21.4%
Total Operating Revenues	21,146	20,119	5.1%	78,254	72,564	7.8%

Operating Expenses
Operations and support	13,743	13,023	5.5%	46,820	42,106	11.2%
Depreciation and amortization	2,050	2,008	2.1%	8,122	8,086	0.4%
Total Operating Expenses	15,793	15,031	5.1%	54,942	50,192	9.5%
Operating Income	5,353	5,088	5.2%	23,312	22,372	4.2%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$5,353	$5,088	5.2%	$23,312	$22,372	4.2%

Operating Income Margin	25.3%	25.3%	—	BP	29.8%	30.8%	(100)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2021	2020	Change
Mobility Subscribers
Postpaid	81,534	77,154	5.7%
Postpaid phone	67,260	64,216	4.7%
Prepaid	19,028	18,102	5.1%
Reseller	6,113	6,535	(6.5)%
Connected Devices	95,116	80,767	17.8%
Total Mobility Subscribers	201,791	182,558	10.5%

Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Mobility Net Additions
Postpaid Phone Net Additions	884	800	10.5%	3,196	1,457	—%
Total Phone Net Additions	908	760	19.5%	3,850	1,640	—%

Postpaid	1,285	1,229	4.6%	4,482	2,183	—%
Prepaid	29	14	—%	956	379	—%
Reseller	(177)	(197)	10.2%	(534)	(449)	(18.9)%
Connected Devices	4,134	4,809	(14.0)%	14,328	14,785	(3.1)%
Total Mobility Net Additions	5,271	5,855	(10.0)%	19,232	16,898	13.8%

Postpaid Churn	1.02%	0.94%	8	BP	0.94%	0.98%	(4) BP
Postpaid Phone-Only Churn	0.85%	0.76%	9	BP	0.76%	0.79%	(3) BP

Business Wireline

Business Wireline provides advanced IP-based services, as well as traditional data services to business customers.

Results have been recast to characterize revenues as either service or equipment, consistent with the way we are managing the business unit.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$5,727	$6,042	(5.2)%	$23,224	$24,313	(4.5)%
Equipment	174	209	(16.7)%	713	770	(7.4)%
Total Operating Revenues	5,901	6,251	(5.6)%	23,937	25,083	(4.6)%

Operating Expenses
Operations and support	3,687	3,938	(6.4)%	14,755	15,303	(3.6)%
Depreciation and amortization	1,317	1,316	0.1%	5,192	5,216	(0.5)%
Total Operating Expenses	5,004	5,254	(4.8)%	19,947	20,519	(2.8)%
Operating Income	897	997	(10.0)%	3,990	4,564	(12.6)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$897	$997	(10.0)%	$3,990	$4,564	(12.6)%

Operating Income Margin	15.2%	15.9%	(70)	BP	16.7%	18.2%	(150)	BP

Consumer Wireline

Consumer Wireline provides internet, including broadband fiber, and voice communication services primarily to residential customers.

Results have been recast to refine the allocation of shared infrastructure and deferred customer acquisition costs between Consumer Wireline and Video.

Consumer Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Broadband	$2,324	$2,205	5.4%	$9,085	$8,534	6.5%
Legacy voice and data services	470	534	(12.0)%	1,977	2,213	(10.7)%
Other service and equipment	365	377	(3.2)%	1,477	1,571	(6.0)%
Total Operating Revenues	3,159	3,116	1.4%	12,539	12,318	1.8%

Operating Expenses
Operations and support	2,169	2,103	3.1%	8,467	8,027	5.5%
Depreciation and amortization	789	738	6.9%	3,095	2,914	6.2%
Total Operating Expenses	2,958	2,841	4.1%	11,562	10,941	5.7%
Operating Income	201	275	(26.9)%	977	1,377	(29.0)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$201	$275	(26.9)%	$977	$1,377	(29.0)%

Operating Income Margin	6.4%	8.8%	(240)	BP	7.8%	11.2%	(340)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2021	2020	Change
Broadband Connections
Total Broadband and DSL Connections	14,160	14,100	0.4%
Fiber Broadband Connections	5,992	4,951	21.0%

Voice Connections
Retail Consumer Switched Access Lines	2,423	2,862	(15.3)%
U-verse Consumer VoIP Connections	2,736	3,231	(15.3)%
Total Retail Consumer Voice Connections	5,159	6,093	(15.3)%

Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(20)	(2)	—%	60	(19)	—%
Fiber Broadband Net Additions	271	273	(0.7)%	1,041	1,064	(2.2)%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Results have been recast to conform to the current period's classification of revenues.

Business Solutions Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Wireless service	$2,108	$1,948	8.2%	$8,161	$7,732	5.5%
Wireline service	5,727	6,042	(5.2)%	23,224	24,313	(4.5)%
Wireless equipment	1,030	925	11.4%	3,414	2,882	18.5%
Wireline equipment	174	209	(16.7)%	713	770	(7.4)%
Total Operating Revenues	9,039	9,124	(0.9)%	35,512	35,697	(0.5)%

Operating Expenses
Operations and support	6,011	6,035	(0.4)%	22,826	22,482	1.5%
Depreciation and amortization	1,667	1,638	1.8%	6,570	6,500	1.1%
Total Operating Expenses	7,678	7,673	0.1%	29,396	28,982	1.4%
Operating Income	1,361	1,451	(6.2)%	6,116	6,715	(8.9)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,361	$1,451	(6.2)%	$6,116	$6,715	(8.9)%

Operating Income Margin	15.1%	15.9%	(80)	BP	17.2%	18.8%	(160)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. WarnerMedia content is distributed through basic networks, Direct-to-Consumer (DTC) or theatrical, TV content and games licensing. Segment results also include Xandr advertising and Otter Media Holdings. We disposed of substantially all Otter Media assets in the third quarter of 2021. Additional information is provided as part of the earnings material on the company's Investor Relations website.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Subscription	$3,817	$3,623	5.4%	$15,596	$13,765	13.3%
Content and other	4,411	3,042	45.0%	13,514	10,552	28.1%
Advertising	1,645	1,889	(12.9)%	6,522	6,125	6.5%
Total Segment Operating Revenues	9,873	8,554	15.4%	35,632	30,442	17.0%

Direct Costs
Programming	4,290	3,040	41.1%	15,286	11,678	30.9%
Marketing	1,208	779	55.1%	4,137	2,529	63.6%
Other	1,059	882	20.1%	3,658	3,211	13.9%
Selling, general and administrative	1,572	1,134	38.6%	4,656	4,161	11.9%
Depreciation and amortization	165	177	(6.8)%	656	671	(2.2)%
Total Operating Expenses	8,294	6,012	38.0%	28,393	22,250	27.6%
Operating Income	1,579	2,542	(37.9)%	7,239	8,192	(11.6)%
Equity in Net Income (Loss) of Affiliates	(6)	(13)	53.8%	38	18	—%
Total Segment Operating Contribution	$1,573	$2,529	(37.8)%	$7,277	$8,210	(11.4)%

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Mexico and Vrio, which was sold in November 2021.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Mexico	$704	$736	(4.3)%	$2,747	$2,562	7.2%
Vrio	359	762	(52.9)%	2,607	3,154	(17.3)%
Total Segment Operating Revenues	1,063	1,498	(29.0)%	5,354	5,716	(6.3)%

Segment Operating Contribution
Mexico	(117)	(126)	7.1%	(510)	(587)	13.1%
Vrio	37	(41)	—%	80	(142)	—%
Total Segment Operating Contribution	$(80)	$(167)	52.1%	$(430)	$(729)	41.0%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Wireless service	$485	$459	5.7%	$1,834	$1,656	10.7%
Wireless equipment	219	277	(20.9)%	913	906	0.8%
Total Operating Revenues	704	736	(4.3)%	2,747	2,562	7.2%

Operating Expenses
Operations and support	668	722	(7.5)%	2,652	2,636	0.6%
Depreciation and amortization	153	140	9.3%	605	513	17.9%
Total Operating Expenses	821	862	(4.8)%	3,257	3,149	3.4%
Operating Income (Loss)	(117)	(126)	7.1%	(510)	(587)	13.1%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$(117)	$(126)	7.1%	$(510)	$(587)	13.1%

Operating Income Margin	(16.6)%	(17.1)%	50	BP	(18.6)%	(22.9)%	430	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2021	2020	Change
Mexico Wireless Subscribers
Postpaid	4,807	4,696	2.4%
Prepaid	15,057	13,758	9.4%
Reseller	498	489	1.8%
Total Mexico Wireless Subscribers	20,362	18,943	7.5%

Fourth Quarter	Percent	Year Ended	Percent
2021	2020	Change	2021	2020	Change
Mexico Wireless Net Additions
Postpaid	26	(14)	—%	111	(407)	—%
Prepaid	858	509	68.6%	1,299	174	—%
Reseller	5	34	(85.3)%	9	118	(92.4)%
Total Mexico Wireless Net Additions	889	529	68.1%	1,419	(115)	—%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean. Vrio was sold to Grupo Werthein in November 2021.

Vrio Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2021	2020		Change	2021	2020		Change
Operating Revenues	$359	$762		(52.9)%	$2,607	$3,154		(17.3)%

Operating Expenses
Operations and support	321	681		(52.9)%	2,302	2,800		(17.8)%
Depreciation and amortization	—	120		—%	231	520		(55.6)%
Total Operating Expenses	321	801		(59.9)%	2,533	3,320		(23.7)%
Operating Income (Loss)	38	(39)		—%	74	(166)		—%
Equity in Net Income (Loss) of Affiliates	(1)	(2)		50.0%	6	24		(75.0)%
Operating Contribution	$37	$(41)		—%	$80	$(142)		—%

Operating Income Margin	10.6%	(5.1)%	1,570	BP	2.8%	(5.3)%	810	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$21,146	$13,743	$7,403	$2,050	$5,353	$—	$5,353
Business Wireline	5,901	3,687	2,214	1,317	897	—	897
Consumer Wireline	3,159	2,169	990	789	201	—	201
Total Communications	30,206	19,599	10,607	4,156	6,451	—	6,451
WarnerMedia	9,873	8,129	1,744	165	1,579	(6)	1,573
Latin America
Mexico	704	668	36	153	(117)	—	(117)
Vrio	359	321	38	—	38	(1)	37
Total Latin America	1,063	989	74	153	(79)	(1)	(80)
Segment Total	41,142	28,717	12,425	4,474	7,951	$(7)	$7,944
Corporate and Other
Corporate	199	1,323	(1,124)	178	(1,302)
Video	—	—	—	—	—
Acquisition-related items	—	132	(132)	1,021	(1,153)
Certain significant items	—	188	(188)	—	(188)
Eliminations and consolidations	(383)	(383)	—	—	—
AT&T Inc.	$40,958	$29,977	$10,981	$5,673	$5,308

Three Months Ended
Dollars in millions
Unaudited
December 31, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$20,119	$13,023	$7,096	$2,008	$5,088	$—	$5,088
Business Wireline	6,251	3,938	2,313	1,316	997	—	997
Consumer Wireline	3,116	2,103	1,013	738	275	—	275
Total Communications	29,486	19,064	10,422	4,062	6,360	—	6,360
WarnerMedia	8,554	5,835	2,719	177	2,542	(13)	2,529
Latin America
Mexico	736	722	14	140	(126)	—	(126)
Vrio	762	681	81	120	(39)	(2)	(41)
Total Latin America	1,498	1,403	95	260	(165)	(2)	(167)
Segment Total	39,538	26,302	13,236	4,499	8,737	$(15)	$8,722
Corporate and Other
Corporate	456	949	(493)	56	(549)
Video	7,168	6,458	710	521	189
Acquisition-related items	—	37	(37)	1,890	(1,927)
Certain significant items	—	16,617	(16,617)	14	(16,631)
Eliminations and consolidations	(1,471)	(906)	(565)	(1)	(564)
AT&T Inc.	$45,691	$49,457	$(3,766)	$6,979	$(10,745)

SUPPLEMENTAL SEGMENT RECONCILIATION

Year Ended
Dollars in millions
Unaudited
December 31, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$78,254	$46,820	$31,434	$8,122	$23,312	$—	$23,312
Business Wireline	23,937	14,755	9,182	5,192	3,990	—	3,990
Consumer Wireline	12,539	8,467	4,072	3,095	977	—	977
Total Communications	114,730	70,042	44,688	16,409	28,279	—	28,279
WarnerMedia	35,632	27,737	7,895	656	7,239	38	7,277
Latin America
Mexico	2,747	2,652	95	605	(510)	—	(510)
Vrio	2,607	2,302	305	231	74	6	80
Total Latin America	5,354	4,954	400	836	(436)	6	(430)
Segment Total	155,716	102,733	52,983	17,901	35,082	$44	$35,126
Corporate and Other
Corporate	1,264	4,805	(3,541)	372	(3,913)
Video	15,513	12,666	2,847	356	2,491
Acquisition-related items	—	299	(299)	4,233	(4,532)
Certain significant items	—	4,961	(4,961)	—	(4,961)
Eliminations and consolidations	(3,629)	(2,809)	(820)	—	(820)
AT&T Inc.	$168,864	$122,655	$46,209	$22,862	$23,347

Year Ended
Dollars in millions
Unaudited
December 31, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$72,564	$42,106	$30,458	$8,086	$22,372	$—	$22,372
Business Wireline	25,083	15,303	9,780	5,216	4,564	—	4,564
Consumer Wireline	12,318	8,027	4,291	2,914	1,377	—	1,377
Total Communications	109,965	65,436	44,529	16,216	28,313	—	28,313
WarnerMedia	30,442	21,579	8,863	671	8,192	18	8,210
Latin America
Mexico	2,562	2,636	(74)	513	(587)	—	(587)
Vrio	3,154	2,800	354	520	(166)	24	(142)
Total Latin America	5,716	5,436	280	1,033	(753)	24	(729)
Segment Total	146,123	92,451	53,672	17,920	35,752	$42	$35,794
Corporate and Other
Corporate	2,207	4,205	(1,998)	310	(2,308)
Video	28,610	24,174	4,436	2,262	2,174
Acquisition-related items	—	468	(468)	8,012	(8,480)
Certain significant items	—	19,156	(19,156)	14	(19,170)
Eliminations and consolidations	(5,180)	(3,615)	(1,565)	(2)	(1,563)
AT&T Inc.	$171,760	$136,839	$34,921	$28,516	$6,405